Fees Summary	Dec. 22, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	41,430.93
Total Transaction Valuation	300,006,707.00
Total Offset Amount	0.00
Net Fee	$ 41,430.93